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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) September 15, 1999

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                         CRESTLINE CAPITAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

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
                   Maryland                                1-14635                           52-2151967
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (I.R.S. Employer Identification Number)

                6600 Rockledge Drive, Bethesda, Maryland 20817
              (Address of Principle Executive Offices) (Zip Code)

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       Registrant's Telephone Number, Including Area Code (240) 694-2000



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                                    FORM 8-K

Item 5.  Other Events

         Crestline Capital Corporation (the "Company") announced that its Board of Directors has elected William L. Wilson to its Board on September 15, 1999. Mr. Wilson filled the Board seat vacated by Christopher J. Nassetta who resigned from the Board on the same date.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

         99.1 Press release announcing election of William L. Wilson to the Company's Board of Directors and the resignation of Christopher J. Nassetta from the Board of Directors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CRESTLINE CAPITAL CORPORATION

                                   By: /s/ Larry K. Harvey
                                       -------------------------
                                       Larry K. Harvey
                                       Senior Vice President and
                                         Corporate Controller

Date:  September 20, 1999
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